UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2009

LTX-CREDENCE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-10761	04-2594045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1355 California Circle, Milpitas, California	95035
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 461-1000

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 21, 2009, LTX-Credence Corporation (“LTX-Credence”) issued a press release (the “Press Release”) announcing the results of its offer to exchange (the “Exchange Offer”) any and all of its outstanding 3.5% Convertible Senior Subordinated Notes due May 15, 2010 for its new 3.5% Convertible Senior Subordinated Notes due May 15, 2011 and certain cash consideration, all upon the terms and subject to the conditions described in LTX-Credence’s Offering Circular, dated April 22, 2009, and the related Letter of Transmittal. The Exchange Offer expired at 5:00 p.m., New York City time, on Wednesday, May 20, 2009.

A copy of the Press Release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LTX-CREDENCE CORPORATION

Date: May 21, 2009	By:	/s/ Joseph A. Hedal
Joseph A. Hedal
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated May 21, 2009